Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Dec. 31, 2023 COP ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 COP ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 COP ($)	Dec. 31, 2020 COP ($)
Risk management
Cash and cash equivalents	$ 12,336,115		$ 15,401,058		$ 14,549,906	$ 5,082,308
Other financial assets	$ 2,232,775		$ 2,725,871
USD$ Million
Risk management
Cash and cash equivalents		$ 554		$ 615
Other financial assets		1,188		955
Trade receivables and payables, net		(973)		(392)
Loans and borrowings		(18,470)		(16,113)
Other assets and liabilities, net		268		202
Net liability position		$ (17,433)		$ (14,733)